Fiscal Fourth Quarter & Full Year 2026 Financial Results Conference Call April 16, 2026 NASDAQ: LAKE Exhibit 99.2

Safe Harbor & Non-GAAP Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995 This presentation contains estimates, predictions, opinions, goals and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation our outlook for FY27 and growth goals. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law. Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted Gross Profit, Adjusted Gross Margin, Organic Adjusted Gross Profit, Organic Adjusted Gross Margin, Inorganic Adjusted Gross Profit, Inorganic Adjusted Gross Margin, Adjusted Operating Expenses, Organic Adjusted Operating Expenses, Inorganic Adjusted Operating Expenses, Adjusted EBITDA excluding FX, Adjusted EBITDA excluding FX margin, Organic Adjusted EBITDA excluding FX, Organic Adjusted EBITDA excluding FX margin, Inorganic Adjusted EBITDA excluding FX and Inorganic Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies. For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Agenda: On the Call Today: COMPANY UPDATES CLOSING SUMMARY FINANCIAL RESULTS Q&A KEY TAKEAWAYS James M. Jenkins President, Chief Executive Officer & Executive Chairman Calven Swinea Chief Financial Officer Cameron Stokes Chief Commercial Officer, Global Industrials Barry Phillips Chief Revenue Officer Kevin Rae Executive Vice President, EMEA Fire Sales

Q4 2026 and Subsequent Operational & Business Updates Net sales increased $25.4 million, or 15.2%, to $192.6 million for the full year, and decreased $0.8 million, or 1.7%, to $45.8 million in Q4 compared to the prior year period. U.S. sales increased to $81.6 million, or 35.1%, for the full year, and increased 7.1% to $19.6 million in Q4. Europe sales increased 12.1 million, or 28.7%, to $54.2 million for the full year, and decreased 2.4 million, or 16.6%, to $12.1 million in Q4. Net loss for Q4 2026 improved $12.2 million, or 66.3%, to ($6.2) million from a net loss of to ($18.4) million in Q4 2025. Completed divestiture of High Performance FR and HiViz product lines, generating $14 million of cash proceeds, meaningfully strengthening liquidity position. Achieved NFPA 1970:2025 certification for products including Lakeland Structural Turnout and Proximity Gear, offering customers a full range of head-to-toe certified products across Lakeland’s brand portfolio, to be showcased at FDIC 2026. Strengthened governance and executive team with the appointments of Lee D. Rudow to the Board of Directors, Calven Swinea as CFO and Kevin Rae as EVP, EMEA Fire Sales. Completed the acquisitions of Arizona PPE and California PPE. Macro Environment FY26 operations were impacted by increases in freight costs, raw material inflation and ongoing supply-chain disruptions. U.S. trade policy has undergone significant shifts, namely new and expanded tariffs on key trading partners. These shifts, and potential retaliatory tariffs, have created cost pressures and potential uncertainty. Uncertainty in select markets, certification timing delays and material flow challenges have negatively impacted production efficiency, revenue timing, and gross margins. Inventories on January 31, 2026, totaled $82.5 million. Looking Ahead Entering Fiscal 2027 with a simpler portfolio, a stronger balance sheet, and improved internal discipline. Modestly ahead of budget going into FY 2027, and the pipeline continues to build. Focus is converting demand into reliable, repeatable financial performance, improve forecasting, and driving stronger margins and cashflow. We are encouraged by the early progress we are seeing and believe we are creating a foundation for consistent execution and improved shareholder value over time.

Industrial and Chemical/Critical Environment Revenue Demand starting to stabilize across several Industrial channels. Distributors continued to operate with leaner inventory levels, certain customers deferred purchases in pockets of the market Growth in the US, Europe and Asia outperformed ROW Cyclical adjustments in certain channels, not long-term erosion Several customer segments and geographies show stabilization signals, and we expect run-rate predictability to improve as customer inventories normalize Forecasting Upgraded leadership in key regions and our unified and disciplined process drove significant improvements in forecasting accuracy. 98% in Q4 Channel-level segmentation, improving pipeline discipline, and greater end-user customer intimacy is driving forecasts reflecting real behaviors inside customer groups rather than broad regional assumptions Competition Share movement continues to be limited and localized Fuel and Logistic instability has replaced tariff uncertainty. Competition has yet to react with price movement Targeted market segmentation and channel stratification are driving sales focus Sales Strategy Rebuilding distributor run rates Re-engaging customers who deferred purchases Intense focus on end-user engagement in Chemical and Critical Environment markets Driving better alignment and execution with MRG’s Tightening CRM and channel discipline Stabilizing chemical and accelerating critical environment segments Optimistic Outlook Stabilization in political environment – Argentina Geo-political: New economic realities in Canada and a calming of FY26 uncertainties Tariffs uncertainty has resolved and we anticipate mid single digit market growth in the US and Mexico A return to historic turnaround activities in Canada and the US New Leadership in Place – Mexico, U.S. and Australia – driving disciplined, consistent and winning selling efforts Starting to see traction with new strategic partners in the U.S.

Fire Services Update Revenue Fire demand increasing primarily because of completion certification cycles, and tender timelines on track across multiple regions These are timing delays rather than structural demand issues Opportunities remain in the pipeline, and the majority have not been lost; they have simply shifted later than expected Strategic Update Issues identified and solutions in place Fire strategy remains intact heading into next fiscal year Product portfolio is broader and stronger than at any time in the company’s history LHD Germany is stabilizing, expect formal relaunch of brand at Interschutz 2026 New leadership driving EMEA brands Outlook Margins remain structurally sound As volume normalizes and tenders convert, margins are expected to recover without requiring broad pricing actions ISPs growing faster than initially projected ISP green fielding and ISP M&A pipeline remain robust Strongest backlog in Fire product history Expected continued success with head-to-toe offering Expected tender wins in Europe Expected largest fire tender win in Lakeland Fire history in the U.S. NFPA Jolly Boot rollout in process in North and South America Formal launch at FDIC on April 23

EMEA Update

Revenue

- Down on forecast – delayed government tenders, challenging macro economic conditions.
- Business success in new contracts in Hong Kong and LHD Australia. Solidifies those businesses.
- Restructuring in German market LHD DE. Challenging conditions. Reduce overhead.

Strategic Update

- Late-stage tenders are up
- Pipeline quality is higher
- Integration is unlocking access and scale
- Intershutz 2026 – largest fire event in world (every 5 years) EMEA launch for Lakeland F&S. Pivotal for LHD DE

Outlook

- Important shift in intercompany leverage of sales activity. Improved integration shows $5M + of business that results directly through group – incremental.
- Integration spread through all regions – Asia, Latam, EMEA, North America
- Scalable business – head to toe offering
- Lakeland Fire & Safety brand gaining traction and recognition in the industry. Leverage through supply chain – rebates, joint initiatives.
- Objective - Improve conversion, execute integration into tangible revenue, and build a more balanced and predictable pipeline
- April 2026 - after18 month process secured positioning in UK national Tender (one of largest in the world)

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Q4 2026 FINANCIAL RESULTS Financial Highlights See reconciliation tables for non-GAAP in appendix Q4-FY26 Revenue by Product and Geography Financial Highlights Three Months Ended Jan. 31 $ in Million 2026 2025 Revenue 45.8 $46.6 Adjusted Gross Margin 33.5% 42.4% Adjusted Operating Expenses excluding FX 14.0 13.7 Net Loss (6.2) (18.4) Adjusted EBITDA excluding FX 0.8 5.1 Adjusted EBITDA excluding FX Margin 2.9% 13.1% Jan. 31, 2026 Jan. 31, 2025 Cash & Cash Equivalents $12.5 $17.5 FY 2026 Cash does not include $14M proceeds from HPFR/HiViz divestiture

2026 FINANCIAL RESULTS Financial Highlights See reconciliation tables for non-GAAP in appendix FY26 Revenue by Product and Geography Financial Highlights Twelve Months Ended Jan. 31 $ in Million 2026 2025 Revenue $192.6 $167.2 Adjusted Gross Margin1 34.4% 42.5% Adjusted Operating Expenses excluding FX1 59.2 53.7 Net Loss (25.3) (18.1) Adjusted EBITDA excluding FX1 7.2 17.4 Adjusted EBITDA excluding FX Margin1 2.9% 13.1% Jan. 31, 2026 Jan. 31, 2025 Cash & Cash Equivalents $12.5 $17.5 FY 2026 Cash does not include $14M proceeds from HPFR/HiViz divestiture

Adjusted EBITDA excl. FX $1.3M and Adjusted EBITDA excl. FX Margin 2.9% Lower Opex associated with improved GM positively impacted EBITDA sequentially Increased profitability in the US offset by challenges at LHD Germany Adjusted Gross Profit is $15.4M and Adjusted Gross Margin is 33.5% Lower inbound freight and duties and sales mix improved GM quarter over quarter Year over year lower profit resulting from material costs and duties Adjusted Operating Expenses excluding FX $14.0M Decrease of Opex due to reduction initiatives and lower performances Internal resources for ERP Project reduced Opex Financial Highlights Sales revenue $45.8M Quarter over quarter sales impacted by Fire tenders/deliveries with Jolly down Macro economic environment affected year over year North America sales Adjusted excludes D&A, Stock Compensation, FX, Acquisition Expenses, Severance, Restructuring, Monterrey, PFAS, Step-up Inventory, and SAP Project

TTM Revenue and Adjusted EBITDA excluding FX REVENUE ADJUSTED EBITDA excluding FX

Gross Margin and EBITDA Bridge. Q4-FY26 vs Q4-FY25 ADJUSTED GROSS MARGIN % ADJUSTED EBITDA excluding FX

Gross Margin and EBITDA Bridge. FY26 vs FY25 ADJUSTED GROSS MARGIN % ADJUSTED EBITDA excluding FX

Revenue Mix –FY26 and Historical Lakeland FY24 Lakeland FY26 Lakeland FY25

Q4 2026 Balance Sheet and Cash Flow Balance Sheet Cash Flow

Q4-FY26 Inventory Inventory is down $5.4M quarter over quarter resulting of inventory reduction initiatives Inventory flat year over year despite 15% sales growth Both Organic Finished Goods and Raw Materials are down quarter over quarter Inventory reduction expected to continue in FY27

Closing Summary

- **FY26 Net Sales Growth** - Increased 15.2% to $192.6 million, driven by 48.6% growth in Fire Services
- **Portfolio Improvements -** Divested HPFR and HiViz product line to focus on core turnout gear and industrial PPE businesses; Entered the advanced decontamination and rental markets with the acquisitions of California PPE Recon and Arizona PPE Recon
- **Strengthened Balance Sheet** – Subsequent to year-end, completed the sale of HPFR and HiViz product line for cash proceeds of approximately $14 million
- **NFPA Certifications**– Achieved NFPA 1970:2025 certification for Structural Turnout and Proximity Gear, setting a new benchmark for performance and protection and reinforcing Lakeland's position as a leader in firefighter PPE innovation
- **Recent business wins** position Lakeland for high-single-digit organic growth target
- **Focused Strategy Executing**
  - Entering fiscal 2027 with key financial metrics showing sequential improvement over Q4 2026
  - Executing margin recovery actions across logistics, operations and pricing, including manufacturing footprint consolidation
  - Continued efforts at cost containment across logistics and operations in face of Iran conflict
  - Tightening forecasting accountability, and implementing stronger structure around sales and production planning
  - Revised ERP rollout plan for the second half of fiscal 2027
  - Actively driving green fielding and M&A pipeline within our ISP space
    - Opened location in Fresno in January 2026, with Denver expected to open in summer of 2026


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NASDAQ: LAKE www.lakeland.com Investor Relations Chris Tyson MZ Group 949-491-8235 LAKE@mzgroup.us Company 1525 Perimeter Parkway Suite 325 Huntsville, AL 35806

19 Protect Your People® Non-GAAP Reconciliation – Gross Profit and Margin

20 Protect Your People® Non-GAAP Reconciliation – Operating Expenses

21 Protect Your People® Non-GAAP Reconciliation – EBITDA

22 Protect Your People® Non-GAAP Reconciliation – EBITDA Margin excluding FX